CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME - USD ($) $ in Millions	3 Months Ended		9 Months Ended		12 Months Ended
	Sep. 30, 2021	Sep. 30, 2020	Sep. 30, 2021	Sep. 30, 2020	Dec. 31, 2020
CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME
Net profit/(loss) for the year	$ (14.7)	$ 0.6	$ (33.9)	$ 128.1	$ 88.1
Items that may be reclassified to profit or loss:
Exchange rate adjustment arising from translation of entities using a functional currency different from USD		0.1	(0.2)		0.0
Fair value adjustment on hedging instruments	(1.5)	1.3	2.7	(18.6)	(2.1)
Fair value adjustment on hedging instruments transferred to income statement	2.8	1.8	5.5	4.5	(6.9)
Items that may not be reclassified to profit or loss:
Remeasurements of net pension and other post-retirement benefit liability or asset					0.1
Other comprehensive income/(loss) after tax	1.3	3.2	8.0	(14.1)	(8.8)
Total comprehensive income/(loss) for the year	$ (13.4)	$ 3.8	$ (25.9)	$ 114.0	$ 79.3